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                                             EXHIBIT 10.70





























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                              EXECUTION COPY

                             FIFTH AMENDMENT

     FIFTH AMENDMENT, dated as of July 17, 2000 (the "Amendment"), to the MULTI-CURRENCY, MULTI-OPTION CREDIT AGREEMENT, dated as of September 30, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined herein being used herein as therein defined), among HARMAN
INTERNATIONAL INDUSTRIES, INCORPORATED (the "Company"), the Subsidiary Borrowers and Subsidiary Guarantors parties thereto, the Lenders parties thereto, BANK OF AMERICA, N.A. (formerly originally known as Nationsbank of North Carolina, N.A., and subsequently as Nationsbank, N.A.), as Co-Agent, CHASE SECURITIES INC. (as successor to Chemical Securities, Inc.) as arranger and THE CHASE MANHATTAN BANK (as successor to Chemical Bank) as administrative agent (the "Administrative Agent").

                                 WITNESSETH:

     WHEREAS, the parties to this Amendment wish to amend the Credit Agreement in the manner hereinafter set forth; and

     WHEREAS, this Amendment is entered into in accordance with the provisions of subsection 14.1 to the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

1.  Amendment of Subsection 1.1.  Subsection 1.1 is hereby amended by:

     (A) adding the words "Swedish Krona" immediately prior to the words "and any other" in the definition of "Available Foreign Currencies";

     (B)   deleting the phrase "and a Subsidiary Guarantor" from subsection
(iii) of the definition of "Permitted Business Acquisition";

     (C) deleting in its entirety the definition of "Restricted Subsidiary" and replacing it with the following:

     "`Restricted Subsidiary': any Subsidiary listed on Schedule II."; and

     (D)   deleting in its entirely the definition of "Subsidiary Guarantor".

2. Amendment to Section 6. Section 6 of the Credit Agreement is hereby amended by adding thereto the following new subsection 6.10:

     "6.10 European Economic and Monetary Union. (a) Definitions. In this subsection 6.10 and in each other provision of this Agreement to which reference is made in this



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subsection 6.10, expressly or impliedly, the following terms have the meanings given to them in this subsection 6.10:

     "commencement of the third stage of EMU" means January 1, 1999.

     "EMU" means economic and monetary union as contemplated in the Treaty on European Union.

     "EMU legislation" means legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency (whether known as the euro or otherwise), being in part the implementation of the third stage of EMU.

     "euro" means the single currency of participating member states of the European Union.

     "euro unit" means the currency unit of the euro.

     "national currency unit" means the unit of currency (other than a euro unit) of a participating member state.

     "participating member state" means each state so described in any EMU legislation.

     "Target Operating Day" means any day that is not (i) a Saturday or Sunday, (ii) Christmas Day or New Year's Day or (iii) any other day on which the Trans-European Real-time Gross Settlement Operating System (or any successor settlement system) is not operating (as determined by the Administrative Agent).

     "Treaty on European Union" means the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1, 1993), as amended from time to time.

     "(b)  Effectiveness of Provisions.  The provisions of paragraphs (c) to
(j) below (inclusive) shall be effective at and from the commencement of the third stage of EMU, provided, that if and to the extent that any such provision relates to any state (or the currency of such state) that is not a participating member state on the commencement of the third stage of EMU, such provision shall become effective in relation to such state (and the currency of such state) at and from the date on which such state becomes a participating member state.

     "(c) Redenomination and Alternative Currencies. Each obligation under this Agreement of a party to this Agreement which has been denominated in the national currency unit of a participating member state shall be redenominated into the euro unit in accordance with EMU legislation, provided, that if and to the extent that any EMU legislation provides that following the commencement of the third stage of EMU an amount denominated either in the



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euro or in the national currency unit of a participating member state and payable within that participating member state by crediting an account of the creditor can be paid by the debtor either in the euro unit or in that national currency unit, each party to this Agreement shall be entitled to pay or repay any such amount either in the euro unit or in such national currency unit.

     "(d) Loans. Any Loan in the currency of a participating member state shall be made in the euro unit, provided that any Loan may, if so requested by any Borrower(s), be made in the national currency unit of any participating member state following commencement of the third stage of EMU so long as such national currency unit continues to be available.

     "(e) Business Days. With respect to any amount denominated or to be denominated in the euro or a national currency unit, any reference to "Business Days" shall be construed as a reference to Target Operating Days.

     "(f) Payments to the Administrative Agent. Subsection 6.3 shall be construed so that, in relation to the payment of any amount of euro units or national currency units, such amount shall be made available to the Administrative Agent in immediately available, freely transferable, cleared funds to such account with such bank (in such principal financial center) as the Administrative Agent may from time to time nominate for this purpose.

     "(g) Payments by the Administrative Agent to the Lenders. Any amount payable by the Administrative Agent to the Lenders under this Agreement in the currency of a participating member state shall be paid in the euro unit.

     "(h) Payments by the Administrative Agent Generally. With respect to the payment of any amount denominated in the euro or in a national currency unit, the Administrative Agent shall not be liable to the Borrowers or any of the Lenders in any way whatsoever (unless due to the Administrative Agent's gross negligence or wilful misconduct) for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Administrative
Agent if the Administrative Agent shall have taken all relevant steps to achieve, on the date required by the Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in the euro unit or, as the case may be, in a national currency unit) to the account with the bank in the principal financial center in the participating member state which the Borrowers or, as the case may be, any Lender shall have specified for such purpose. In this paragraph (h), "all relevant steps" means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Administrative Agent may from time to time determine for the purpose of clearing or settling payment of the euro.

     "(i) Basis of Accrual. If the basis of accrual of interest or fees expressed in this Agreement with respect to the national currency unit of any state that becomes a participating member state shall be inconsistent with any convention or practice in the London Interbank Market for the basis of accrual of interest or fees in respect of the euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a participating member state; provided, that if any Loan in the


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currency of such state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Loan, at the end of the then current Interest Period.

     "(j) Rounding and Other Consequential Changes. Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU legislation and without prejudice to the respective liabilities for indebtedness of the Borrowers to the Lenders and the Lenders to the Borrowers under or pursuant to this Agreement:

     (i) each reference in this Agreement to a minimum amount (or an integral multiple thereof) in a national currency unit to be paid to or by the Administrative Agent shall be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the euro unit as the Administrative Agent may from time to time specify; and

     (ii) except as expressly provided in this subsection, each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or changeover to the euro in participating member states.

     "(k) Increased Costs. The Borrowers shall, within 30 days after receipt of notice from the Administrative Agent, pay to the Administrative Agent for the account of each Lender the amount of any cost or increased cost incurred by, or of any reduction in any amount payable to or in the effective return on its capital to, or of interest or other return foregone by, such Lender as a result of the introduction of, changeover to or operation of the euro in any participating member state. Such notice shall specify the event giving rise to such claim and shall set forth in reasonable detail the basis and computation of such claim."

     3. Amendment to Subsection 10.1(a). Subsection 10.1(a) is hereby amended by deleting 68% and replacing it with 55%.

     4. Amendment of Subsection 10.1(b). Subsection 10.1(b) is hereby amended by deleting the figures and word "2.25 to 1.0" and replacing them with the figures and word "3.5 to 1.0".

     5. Amendment of Subsection 10.6(i). Subsection 10.6(i) is hereby amended by deleting the amount of "$2,500,000" and replacing it with the amount of "$150,000,000".

     6. Amendment of Subsection 14.8. Subsection 14.8 is hereby amended by deleting the phrase "and Subsidiary Guarantor" from the first and second sentences thereon.

     7. Amendment of Subsection 14.14. Subsection 14.14 is hereby amended by deleting the phrase "and each Subsidiary Guarantor" appearing after the word "Borrower" and before the word "hereby".



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     8.  Amendment of Subsection 14.15.  Subsection 14.15 is hereby amended by deleting the phrase "and each Subsidiary Guarantor" appearing after the word "Borrower" and before the word "hereby".

     9. Amendment to Subsection 14.15(b). Subsection 14.15(b) is hereby amended by deleting the phrase "or Subsidiary Guarantor" appearing after the word "Borrower" and before the word "arising".

     10. Addition of New Foreign Subsidiary Borrower; Amendment of
Schedule II.

     (A) Harman Europe EEIG ("Harman Europe"), an indirect Subsidiary of the Company, by its signature below, hereby acknowledges that it has received and reviewed a copy (in execution form) of the Credit Agreement, and agrees, from and after the effective date of this Amendment (the "Effective Date"), to (a) join the Credit Agreement as a Foreign Subsidiary Borrower, (b) be bound by all covenants, agreements and acknowledgments attributable to a Foreign Subsidiary Borrower in the Credit Agreement and (c) perform all obligations required of it by the Credit Agreement.

     (B) Harman Europe hereby represents and warrants that the representations and warranties with respect to it contained in, or made or deemed made by it in, Section 7 of the Credit Agreement are true and correct on the date hereof and on the Effective Date.

     (C) The address and jurisdiction of incorporation of Harman Europe is set forth in Annex I to this Amendment.

     (D) Each of the parties hereto agrees that this Amendment shall be deemed to be a Joinder Agreement, in form and substance satisfactory for all purposes of the Credit Agreement.

     (E) Schedule II to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and inserting in lieu thereof Annex I hereto.

     11. Amendment of Schedule IV; Administrative Schedule.
Schedule IV to the Credit Agreement is hereby amended by deleting such
Schedule in its entirety and inserting in lieu thereof Annex II hereto.

     12. Amendment of Schedule 7.14; Subsidiaries. Schedule 7.14 to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and inserting in lieu thereof Annex III hereto.

     13. Amendment Fee. As consideration for each Lenders' approval and consent to this Amendment, the Company agrees to pay to the Administrative Agent, for the Account of each Lender that has approved and consented to this Amendment, on the Effective Date, a one-time fee of 0.075% of such Lender's Commitment.






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     14. Representations and Warranties.  The Company hereby represents and warrants that, after giving effect to the amendments effected hereby, the representations and warranties made by it contained in Section 7 of the Credit Agreement are true and correct on the date hereof provided that references to the Credit Agreement therein shall be deemed to be references to this Amendment and to the Credit Agreement as affected by this Amendment.

     15. Conditions to Effectiveness. (A) This Amendment shall become effective upon the receipt by the Administrative Agent (which effectiveness shall be confirmed to the other parties hereto by the Administrative Agent's delivery to such parties of notice of such effectiveness) of counterparts of this Amendment, duly executed and delivered by the Company and the Majority Lenders; provided, however, that Subsection 1(A) and Section 11 of this Amendment shall become effective upon the receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by the Company and all of the Lenders.

     (B) Subsection 10 of this Amendment shall become effective upon receipt by the Administrative Agent (which effectiveness shall be confirmed to the other parties hereto by the Administrative Agent's delivery to such parties of a fully executed copy of this Amendment) of the following: (i) counterparts of this Amendment, duly executed by the Company, Harman Europe, the Administrative Agent and the Majority
Lenders and (ii) copies of corporate resolutions, other corporate documents and legal opinions in respect of Harman Europe, which resolutions, documents and opinions are substantially equivalent to comparable materials delivered on the Closing Date in respect of the other Subsidiary Borrowers.

     16. Miscellaneous. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     17. GOVERNING LAW.  THIS AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK



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IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment to be duly executed and delivered by its proper and duly authorized officer(s) as of the day and year first above written.

HARMAN INTERNATIONAL INDUSTRIES,
INCORPORATED


By:
     Name:
     Title:


HARMAN EUROPE EEIG


By:
     Name:
     Title:







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ACKNOWLEDGED AND AGREED TO:


THE CHASE MANHATTAN BANK,
as Administrative Agent and as a Lender


By:
     Name:
     Title:


DEN DANSKE BANK


By:
     Name:
     Title:


THE BANK OF NOVA SCOTIA


By:
     Name:
     Title:


CITIBANK, N.A.


By:
     Name:
     Title:


COMMERZBANK AG, LOS ANGELES BRANCH


By:
     Name:
     Title:


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


ERSTE BANK


By:
     Name:
     Title:


By:
     Name:
     Title:


HSBC BANK USA


By:
     Name:
     Title:


THE BANK OF TOKYO-MITSUBISHI, LTD.


By:
     Name:
     Title:


BANK OF AMERICA, N.A.


By:
     Name:
     Title:


PNC BANK, NATIONAL ASSOCIATION


By:
     Name:
     Title:




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SOCIETE GENERALE


By:
     Name:
     Title:


BANK OF SCOTLAND


By:
     Name:
     Title:















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                                                                ANNEX II


                        SCHEDULE IV

                  ADMINISTRATIVE SCHEDULE

I.  COMMITTED RATE LOANS


A.  Interest Rates for Each Currency

Dollars:

1.  Committed Rate ABR Loans:  ABR

2.  Committed Rate Eurocurrency Loans:

for any Interest Period in respect of any Tranche, the rate for deposits in Dollars for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Telerate Page 3750 (or, if no such quotation appears on such Telerate
Page, on the appropriate Reuters Screen) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.


Austrian Schillings:

  Committed Rate Eurocurrency Loans:

for any Interest Period in respect of any Tranche, the rate for deposits in Austrian Schillings for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Reuters Screen VIBO (or, if no such quotation appears on such Reuters Screen, on the appropriate Telerate Page) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.


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Danish Kroner:

  Committed Rate Eurocurrency Loans:

for any Interest Period in respect of any Tranche, the rate for deposits in Danish Kroner for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Reuters Screen DKNH (or, if no such quotation appears on such Reuters Screen, on the appropriate Telerate Page) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.


Deutsche Marks:

  Committed Rate Eurocurrency Loans:

for any Interest Period in respect of any Tranche, the rate for deposits in Deutsche Marks for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Telerate Page 3750 (or, if no such quotation appears on such Telerate Page, on the appropriate Reuters Screen) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.

Dutch Guilders

Committed Rate Eurocurrency Loans:

for any Interest Period in respect of any Tranche, the rate for deposits in Dutch Guilders for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Reuters Screen FWEB (or, if no such quotation appears on such Reuters Screen, on the appropriate Telerate Page) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.

French Francs:

  Committed Rate Eurocurrency Loans:

for any Interest Period in respect of any Tranche, the rate for deposits in French Francs for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Telerate Page 3740 (or, if no such quotation appears on such Telerate Page, on the appropriate Reuters Screen) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.

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Sterling:

  Committed Rate Eurocurrency Loans:


for any Interest Period in respect of any Tranche, the rate per annum equal to the average (rounded upward to the nearest 1/16th of 1%) of the respective rates notified to the Administrative Agent by each of the Reference Lenders as the rate at which such Reference Lender is offered deposits in Sterling in the Paris interbank market at or about 11:00 A.M., Paris time, on the Quotation Day for such Interest Period for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to such Reference Lender's
Commitment Percentage of such Tranche.


Swedish Krona:

  Committed Rate Eurocurrency Loans:


for any Interest Period in respect of any Tranche, the rate for deposits in Swedish Krona for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Reuters Screen SIOR (or, if no such quotation appears on such Reuters Screen, on the appropriate Telerate Page) as of 11:00 A.M., London time, on the Quotation Day for such Interest Period.


Swiss Francs:

  Committed Rate Eurocurrency Loans:

for any Interest Period in respect of any Tranche, the rate for deposits in Swiss Francs for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Telerate Page 3750 (or, if no such quotation appears on such Telerate
Page, on the appropriate Reuters Screen) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.

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Yen:

  Committed Rate Eurocurrency Loans:

for any Interest Period, in respect of any Tranche, the rate for deposits in Yen for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Telerate Page 3750 (or, if no such quotation appears on such Telerate
Page, on the appropriate Reuters Screen) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.

Hong Kong Dollars:

  Committed Rate Eurocurrency Loans:

for any Interest Period in respect of any Tranche, the rate for deposits in Hong Kong Dollars for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Reuters Screen HIBO (or, if no such quotation appears on such Reuters Screen, on the appropriate Telerate Page) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.


Singapore Dollars:

  Committed Rate Eurocurrency Loans:

for any Interest Period in respect of any Tranche, the average (determined by the Administrate Agent) of the rates for deposits in Singapore Dollars for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Reuters Screen SIBO (or, if no such quotations appears on such Reuters Screen, on the appropriate Telerate Page) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.

Belgian Francs:

  Committed Rate Eurocurrency Loans:

for any Interest Period in respect of any Tranche, the rate for deposits in Belgian Francs for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Reuters Screen BIBO (or, if no such quotation appears on such Reuters Screen, on the appropriate Telerate Page) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.

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Euro Units:

Committed Rate Eurocurrency Loans:

for any Interest Period in respect of any Tranche, the rate for deposits in euro units for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Telerate 3750 Screen (or if no such quotation appears on such Telerate Screen, on the appropriate Reuters Screen) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.










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